                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip  Gillespie,  Mitchell J.  Lindauer  and  Kathleen T. Ives each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution,  for me and in my  capacity  as a  Director  or  Trustee  of  Centennial  California  Tax-Exempt  Trust,
Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt
Trust,  Centennial  Tax-Exempt  Trust,  Oppenheimer  Capital  Income Fund  Oppenheimer  Cash
Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc., Oppenheimer High
Yield Fund,  Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund, Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street
Opportunity Fund,  Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Loan Fund LLC,
Oppenheimer  Municipal  Fund,  Oppenheimer  Portfolio  Series  Fixed Income  Investor  Fund,
Oppenheimer   Principal   Protected  Trust,   Oppenheimer   Principal  Protected  Trust  II,
Oppenheimer  Principal Protected Trust III, Oppenheimer Real Asset Fund,  Oppenheimer Senior
Floating Rate Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all  Registration
Statements  (including any post-effective  amendments to Registration  Statements) under the
Securities  Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of August, 2007

/s/ William L. Armstrong
William L. Armstrong

Witness:/s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip  Gillespie,  Mitchell J.  Lindauer  and  Kathleen T. Ives each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution,  for me and in my  capacity  as a  Director  or  Trustee  of  Centennial  California  Tax-Exempt  Trust,
Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt
Trust,  Centennial  Tax-Exempt  Trust,  Oppenheimer  Capital  Income Fund  Oppenheimer  Cash
Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc., Oppenheimer High
Yield Fund,  Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund, Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street
Opportunity Fund,  Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Loan Fund LLC,
Oppenheimer  Municipal  Fund,  Oppenheimer  Portfolio  Series  Fixed Income  Investor  Fund,
Oppenheimer   Principal   Protected  Trust,   Oppenheimer   Principal  Protected  Trust  II,
Oppenheimer  Principal Protected Trust III, Oppenheimer Real Asset Fund,  Oppenheimer Senior
Floating Rate Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all  Registration
Statements  (including any post-effective  amendments to Registration  Statements) under the
Securities  Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of August, 2007

/s/ George C. Bown
George C. Bowen

Witness:/s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip  Gillespie,  Mitchell J.  Lindauer  and  Kathleen T. Ives each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution,  for me and in my  capacity  as a  Director  or  Trustee  of  Centennial  California  Tax-Exempt  Trust,
Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt
Trust,  Centennial  Tax-Exempt  Trust,  Oppenheimer  Capital  Income Fund  Oppenheimer  Cash
Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc., Oppenheimer High
Yield Fund,  Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund, Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street
Opportunity Fund,  Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Loan Fund LLC,
Oppenheimer  Municipal  Fund,  Oppenheimer  Portfolio  Series  Fixed Income  Investor  Fund,
Oppenheimer   Principal   Protected  Trust,   Oppenheimer   Principal  Protected  Trust  II,
Oppenheimer  Principal Protected Trust III, Oppenheimer Real Asset Fund,  Oppenheimer Senior
Floating Rate Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all  Registration
Statements  (including any post-effective  amendments to Registration  Statements) under the
Securities  Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of August, 2007

/s/ Edward Cameron
Edward Cameron

Witness:/s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip  Gillespie,  Mitchell J.  Lindauer  and  Kathleen T. Ives each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution,  for me and in my  capacity  as a  Director  or  Trustee  of  Centennial  California  Tax-Exempt  Trust,
Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt
Trust,  Centennial  Tax-Exempt  Trust,  Oppenheimer  Capital  Income Fund  Oppenheimer  Cash
Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc., Oppenheimer High
Yield Fund,  Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund, Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street
Opportunity Fund,  Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Loan Fund LLC,
Oppenheimer  Municipal  Fund,  Oppenheimer  Portfolio  Series  Fixed Income  Investor  Fund,
Oppenheimer   Principal   Protected  Trust,   Oppenheimer   Principal  Protected  Trust  II,
Oppenheimer  Principal Protected Trust III, Oppenheimer Real Asset Fund,  Oppenheimer Senior
Floating Rate Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all  Registration
Statements  (including any post-effective  amendments to Registration  Statements) under the
Securities  Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of August, 2007

/s/ Jon S. Fossel
Jon S. Fossel

Witness: /s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip  Gillespie,  Mitchell J.  Lindauer  and  Kathleen T. Ives each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution,  for me and in my  capacity  as a  Director  or  Trustee  of  Centennial  California  Tax-Exempt  Trust,
Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt
Trust,  Centennial  Tax-Exempt  Trust,  Oppenheimer  Capital  Income Fund  Oppenheimer  Cash
Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc., Oppenheimer High
Yield Fund,  Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund, Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street
Opportunity Fund,  Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Loan Fund LLC,
Oppenheimer  Municipal  Fund,  Oppenheimer  Portfolio  Series  Fixed Income  Investor  Fund,
Oppenheimer   Principal   Protected  Trust,   Oppenheimer   Principal  Protected  Trust  II,
Oppenheimer  Principal Protected Trust III, Oppenheimer Real Asset Fund,  Oppenheimer Senior
Floating Rate Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all  Registration
Statements  (including any post-effective  amendments to Registration  Statements) under the
Securities  Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of August, 2007

/s/ Sam Freedman
Sam Freedman

Witness:/s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip  Gillespie,  Mitchell J.  Lindauer  and  Kathleen T. Ives each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution,  for me and in my  capacity  as a  Director  or  Trustee  of  Centennial  California  Tax-Exempt  Trust,
Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt
Trust,  Centennial  Tax-Exempt  Trust,  Oppenheimer  Capital  Income Fund  Oppenheimer  Cash
Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc., Oppenheimer High
Yield Fund,  Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund, Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street
Opportunity Fund,  Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Loan Fund LLC,
Oppenheimer  Municipal  Fund,  Oppenheimer  Portfolio  Series  Fixed Income  Investor  Fund,
Oppenheimer   Principal   Protected  Trust,   Oppenheimer   Principal  Protected  Trust  II,
Oppenheimer  Principal Protected Trust III, Oppenheimer Real Asset Fund,  Oppenheimer Senior
Floating Rate Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all  Registration
Statements  (including any post-effective  amendments to Registration  Statements) under the
Securities  Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of August, 2007

/s/ Beverly L. Hamilton
Beverly L. Hamilton

Witness:/s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip  Gillespie,  Mitchell J.  Lindauer  and  Kathleen T. Ives each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution,  for me and in my  capacity  as a  Director  or  Trustee  of  Centennial  California  Tax-Exempt  Trust,
Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt
Trust,  Centennial  Tax-Exempt  Trust,  Oppenheimer  Capital  Income Fund  Oppenheimer  Cash
Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc., Oppenheimer High
Yield Fund,  Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund, Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street
Opportunity Fund,  Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Loan Fund LLC,
Oppenheimer  Municipal  Fund,  Oppenheimer  Portfolio  Series  Fixed Income  Investor  Fund,
Oppenheimer   Principal   Protected  Trust,   Oppenheimer   Principal  Protected  Trust  II,
Oppenheimer  Principal Protected Trust III, Oppenheimer Real Asset Fund,  Oppenheimer Senior
Floating Rate Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all  Registration
Statements  (including any post-effective  amendments to Registration  Statements) under the
Securities  Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of August, 2007

/s/ Robert J. Malone
Robert J. Malone

Witness:/s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip  Gillespie,  Mitchell J.  Lindauer  and  Kathleen T. Ives each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution,  for me and in my  capacity  as a  Director  or  Trustee  of  Centennial  California  Tax-Exempt  Trust,
Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt
Trust,  Centennial  Tax-Exempt  Trust,  Oppenheimer  Capital  Income Fund  Oppenheimer  Cash
Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc., Oppenheimer High
Yield Fund,  Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund, Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street
Opportunity Fund,  Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Loan Fund LLC,
Oppenheimer  Municipal  Fund,  Oppenheimer  Portfolio  Series  Fixed Income  Investor  Fund,
Oppenheimer   Principal   Protected  Trust,   Oppenheimer   Principal  Protected  Trust  II,
Oppenheimer  Principal Protected Trust III, Oppenheimer Real Asset Fund,  Oppenheimer Senior
Floating Rate Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all  Registration
Statements  (including any post-effective  amendments to Registration  Statements) under the
Securities  Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of August, 2007

/s/ F. William Marshall, Jr.
F. William Marshall, Jr.

Witness:/s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip  Gillespie,  Mitchell J.  Lindauer  and  Kathleen T. Ives each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution,  for me and in my  capacity  as a  Director  or  Trustee  of  Centennial  California  Tax-Exempt  Trust,
Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt
Trust,  Centennial  Tax-Exempt  Trust,  Oppenheimer  Capital  Income Fund  Oppenheimer  Cash
Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc., Oppenheimer High
Yield Fund,  Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund, Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street
Opportunity Fund,  Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Loan Fund LLC,
Oppenheimer  Municipal  Fund,  Oppenheimer  Portfolio  Series  Fixed Income  Investor  Fund,
Oppenheimer   Principal   Protected  Trust,   Oppenheimer   Principal  Protected  Trust  II,
Oppenheimer  Principal Protected Trust III, Oppenheimer Real Asset Fund,  Oppenheimer Senior
Floating Rate Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all  Registration
Statements  (including any post-effective  amendments to Registration  Statements) under the
Securities  Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of August, 2007

/s/ John V. Murphy
John V. Murphy

Witness:/s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip  Gillespie,  Mitchell J.  Lindauer  and  Kathleen T. Ives each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution,  for me and in my  capacity  as a  Director  or  Trustee  of  Centennial  California  Tax-Exempt  Trust,
Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt
Trust,  Centennial  Tax-Exempt  Trust,  Oppenheimer  Capital  Income Fund  Oppenheimer  Cash
Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc., Oppenheimer High
Yield Fund,  Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund, Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street
Opportunity Fund,  Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Loan Fund LLC,
Oppenheimer  Municipal  Fund,  Oppenheimer  Portfolio  Series  Fixed Income  Investor  Fund,
Oppenheimer   Principal   Protected  Trust,   Oppenheimer   Principal  Protected  Trust  II,
Oppenheimer  Principal Protected Trust III, Oppenheimer Real Asset Fund,  Oppenheimer Senior
Floating Rate Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all  Registration
Statements  (including any post-effective  amendments to Registration  Statements) under the
Securities  Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of August, 2007

/s/ Brian W. Wixted
Brian W. Wixted

Witness:/s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary